UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 27, 2012 (April 24, 2012)

PEOPLES BANCORP INC.
(Exact name of Registrant as specified in its charter)

Ohio	0-16772	31-0987416
(State or other jurisdiction	(Commission File	(I.R.S. Employer
of incorporation)	Number)	Identification Number)

138 Putnam Street, PO Box 738
Marietta, Ohio	45750-0738
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code:	(740) 373-3155

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
(17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act
(17 CFR 240.13e-4(c))

Item 2.02     Results of Operation and Financial Condition

On April 24, 2012, management of Peoples Bancorp Inc. (“Peoples”) conducted a facilitated conference call at approximately 11:00 a.m., Eastern Daylight Savings Time, to discuss results of operations for the quarterly period ended March 31, 2012. A replay of the conference call audio will be available on Peoples’ website, www.peoplesbancorp.com, in the “Investor Relations” section for one year. A copy of the transcript of the conference call is included as Exhibit 99.1 to this Current Report on Form 8-K.

The information contained in this Item 2.02 and Exhibit 99.1 included with this Current Report on Form 8-K, is being furnished pursuant to Item 2.02 and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section, nor shall such information be deemed to be incorporated by reference in any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as otherwise stated in such filing.

Item 5.07     Submission of Matters to a Vote of Security Holders

On April 26, 2012, Peoples Bancorp Inc. (“Peoples”) held its 2012 Annual Meeting of Shareholders (the “Annual Meeting”) in the Ball Room at the Holiday Inn in Marietta, Ohio, with 8,700,492.490 (81.48%) of the 10,678,613 common shares outstanding and entitled to vote on the February 24, 2012 record date represented in person or by proxy.
Four Directors of Peoples were re-elected to serve terms of three years each (expiring in 2015): Carl L. Baker, Jr., George W. Broughton, Richard Ferguson and Charles W. Sulerzyski. Other Directors of Peoples who continue to serve after the Annual Meeting include James S. Huggins, Brenda F. Jones, M.D., David L. Mead, Susan D. Rector, Theodore P. Sauber, Paul T. Theisen and Thomas J. Wolf. The following is a summary of the voting results:

Nominee	For	Withheld	Abstentions	Broker Non-Votes
Carl L. Baker, Jr.	6,920,036.136	196,936.354	not applicable	1,583,520
George W. Broughton	6,881,499.933	235,472.557	not applicable	1,583,520
Richard Ferguson	6,859,213.114	257,759.376	not applicable	1,583,520
Charles W. Sulerzyski	6,943,754.271	173,218.219	not applicable	1,583,520
Also at the 2012 Annual Meeting, Peoples' shareholders: (1) approved, in a non-binding advisory vote, the compensation of Peoples' named executive officers as disclosed in Peoples' proxy statement for the 2012 Annual Meeting; (2) advised, in a non-binding advisory vote, that the frequency of shareholder votes on the compensation of Peoples' named executive officers should occur every one year, and (3) ratified the appointment of Ernst & Young LLP as Peoples' independent registered public accounting firm for the fiscal year ending December 31, 2012. The following is a summary of the voting results:

Proposal	For	Against	Abstentions	Broker Non-Votes
Non-binding advisory vote on executive compensation	6,798,435.080	270,705.029	47,832.381	1,583,520

Proposal	Every 1 Year	Every 2 Years	Every 3 Years	Abstentions	Broker Non-Votes
Non-binding advisory vote on frequency of shareholder advisory vote on compensation	5,918,044.674	312,388.128	793,022.046	93,537.642	1,583,520

Proposal	For	Against	Abstentions	Broker Non-Votes
Ratification of the appointment of independent registered public accounting firm	8,584,054.309	89,015.349	27,422.832	—
Based on the voting results above, with respect to the advisory vote on the frequency of future advisory votes on named executive officer compensation, the Board of Directors of Peoples determined on April 26, 2012 that Peoples will submit an advisory vote to shareholders on an annual basis to approve Peoples' compensation for its named executive officers as set forth in its proxy statement for the year.

Item 8.01     Other Events

On April 27, 2012 Peoples issued a news release announcing the Board of Directors declared a quarterly dividend of $0.11 per common share. A copy of the news release is attached as Exhibit 99.2 to this Current Report on Form 8-K.

Item 9.01     Financial Statements and Exhibits

a) - c)
Not applicable.

d) Exhibits
See Index to Exhibits below.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PEOPLES BANCORP INC.

Date:	April 27, 2012	By:/s/	EDWARD G. SLOANE
Edward G. Sloane

Executive Vice President, Chief Financial Officer and Treasurer

INDEX TO EXHIBITS

Exhibit Number	Description
99.1	Transcript of conference call conducted by management of Peoples Bancorp Inc. on April 24, 2012 to discuss results of operations for the quarterly period ended March 31, 2012.
99.2	News Release issued by Peoples Bancorp on April 27, 2012